THIS AMENDMENT TO LOAN AGREEMENT is made and entered into effective
February 4, 1997 ("Effective Date") by and between HEALTH CARE REIT, INC., a Delaware corporation ("Lender") and MEDCATH OF LITTLE ROCK, L.L.C., a North Carolina limited liability company ("Borrower").

                                 R E C I T A L S

     A. Lender made a loan ("Loan") in the amount of $27,000,000.00 to Borrower pursuant to a Construction and Term Loan Agreement ("Loan Agreement") dated December 7, 1995. The Loan is evidenced by a Note ("Note") of even date therewith and is secured by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Mortgage"), an Unconditional and Continuing Limited Guaranty ("Guaranty"), and a Pledge Agreement ("Pledge Agreement") of even date therewith. The Loan Agreement, Note, Mortgage, Guaranty, Pledge Agreement and other documents delivered by Borrower to Lender in connection therewith are hereinafter referred to as the "Loan Documents".

     B. Borrower has requested, and Lender has agreed to, an increase in the original loan amount due under the Note from $27,000,000.00 to $29,000,000.00. In connection therewith, the Loan Agreement, Note, Mortgage and Guaranty are being amended to accommodate Borrower's request.

     C. Lender and Borrower desire to amend the Loan Agreement as hereinafter set forth, and to ratify and confirm the Loan Agreement in all other respects.

     D. Manager (as defined in the Loan Agreement) has consented to this Amendment as set forth below.

     NOW, THEREFORE, in consideration of the mutual promises of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

     1. The definition of 'Letter of Credit' in Section 1.2 of the Loan Agreement shall be deleted and replaced with the following language:

     "Letter of Credit" means an irrevocable and transferable Letter of Credit in the amount of $1,450,000.00 issued by Issuer in favor of Lender as security for the Loan and in form acceptable to Lender and any amendment, thereto or replacements or substitutions therefor.



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     2. The definition of "Loan Amount" in Section 1.2 of the Loan Agreement
shall be deleted and replaced with the following language.

     "Loan Amount" means $29,000,000.00.

     3. In all other respects, the Loan Agreement is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties has executed this Amendment to Loan Agreement as of the date first above written.


LENDER:                                         HEALTH CARE REIT, INC.

                                                By: /s/ Erin L. Ibele
                                                --------------------------------
                                                Title: Vice President
                                                 Corporate Secretary




BORROWER:                                       MEDCATH OF LITTLE ROCK, L.L.C.

                                                By: Medcath of Arkansas, Inc.
                                                    Manager

                                                By: /s/ David Crane
                                                -------------------------------
                                                    Title: VP